Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
 PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of OSL Holdings, Inc., on Form 10-Q for the period ended February 29, 2012, as filed with the Securities and Exchange Commission on the date hereof, I,  President and Chief Executive Officer of OSL Holdings, Inc., certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Quarterly Report on Form 10-Q for the period ended February 29, 2012, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in such Quarterly Report on Form 10-Q for the period ended February 29, 2012, fairly presents, in all material respects, the financial condition and results of operations of OSL Holdings, Inc.

Dated: April 16 , 2012

By:	/s/ Eli Feder
Eli Feder Chief Executive Officer (Principal Executive Officer)